                                                                    EXHIBIT 10.3


                             REGISTRATION AGREEMENT


         THIS AGREEMENT is made as of April 21, 1999, between J.L. French Automotive Castings, Inc., a Delaware corporation (the "COMPANY"), and the Persons listed on Schedule A attached hereto (the "INVESTORS").

         Certain of the parties to this Agreement are parties to a Recapitalization Agreement dated March 29, 1999 (the "RECAPITALIZATION AGREEMENT"). In order to induce those Investors which are parties to the Recapitalization Agreement to enter into the Recapitalization Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

         The parties hereto agree as follows:

         1.   DEMAND REGISTRATIONS.

         (a) REQUESTS FOR REGISTRATION. Subject to Sections 1(b) and 1(c) below, at any time, the holders of at least a majority of the Class B Registrable Securities, or if no Class B Registrable Securities are then outstanding, the holders of a majority of the Registrable Securities, may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS") or, if available, on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS"). At any time after the consummation of a Qualified Public Offering, the holders of at least 30% of the Warrant Registrable Securities may request up to two Long-Form Registrations or, if available, Short-Form Registrations of all or part of their Registrable Securities (the "WARRANT DEMAND REGISTRATIONS"). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this Section 1(a) are referred to herein as "DEMAND REGISTRATIONS."

         (b) LONG-FORM REGISTRATIONS. Such holders of Registrable Securities will be entitled to request five Long-Form Registrations in which the Company will pay all Registration Expenses and, at any time after the consummation of a Qualified Public Offering, the holders of at least 30% of the Warrant Registrable Securities will be entitled to request up to two Warrant Demand Registrations in which the Company will pay all Registration Expenses ("COMPANY-PAID LONG-FORM REGISTRATIONS"). A registration will not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration and such holders do not agree to bear all Registration Expenses in connection therewith), and the last or any subsequent Company-Paid Long-Form Registration will not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Company-Paid Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

         (c) SHORT-FORM REGISTRATIONS. In addition to the Company-Paid Long-Form Registrations provided pursuant to paragraph 1(b), the holders of at least a majority of the Class B Registrable Securities, or if no Class B Registrable Securities are then outstanding, the holders of at least a majority of the Registrable Securities, will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

         (d) PRIORITY ON DEMAND REGISTRATIONS. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included (whether upon exercise of a demand registration right or upon exercise of the right to participate in such a demand registration) which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities requested to be included by each such holder; provided that in the event such Demand Registration is requested by the holders of the majority of the Warrant Registrable Securities, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included therein by the holders of the Warrant Registrable Securities requesting such registration which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities requested to be included by each such holder, (ii) second, if all of the Registrable Securities requested to be included in such registration by the holders of the Warrant Registrable Securities requesting such registration have been included in such registration, the number of other Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder, and (iii) third, if all of the Registrable Securities requested to be included in such registration by the holders of Registrable Securities have been included in such registration, the number of other securities requested to be included in such registration which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering.

         (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a Demand Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to six months the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have an adverse effect (i) on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, or (ii) any material corporate development; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

         (f) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

         (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement and that certain Management Stockholders Agreement to be entered into among the Company, ONEX American Holdings LLC or its affiliates and certain of the Company's executive officers, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities; provided that the Company may grant rights to other Persons to participate in Piggyback Registrations or Demand Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations or Demand Registrations.

         2.   PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (including secondary registrations on behalf of the holders of its securities other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

         (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder, and (iii) third, other securities requested to be included in such registration.

         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, pro rata among the securities requested to be included therein by the holders requesting such registration and the other Registrable Securities requested to be included in such registration, on the basis of the number of shares requested to be included by each such holder, and
(ii) second, other securities requested to be included in such registration.

         (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval will not be unreasonably withheld.

         (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

         3.   HOLDBACK AGREEMENTS.

         (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of Registrable Securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its common stock, or any securities convertible into or exchangeable or exercisable for common stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any Registrable Securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to each seller of Registrable Securities, each underwriter participating in any disposition pursuant to such registration and to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

         (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

         (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

         (l) obtain cold comfort letters, dated (i) the effective date of such registration statement, (ii) the date the Registrable Securities being sold are delivered to the underwriters, if any, for sale pursuant thereto and (iii) if required by the underwriters, if any, on or prior to the date of any preliminary prospectuses, from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters and if the Registrable Securities included in such registration statement constitute at least 10% of the securities covered by such registration statement, also covering such matters as the holders of a majority of the Registrable Securities being sold reasonably request;

         (m) provide a legal opinion of the Company's outside counsel with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

         (n) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid thereof by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

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         (o)  cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters; and

         (p) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

         5.   REGISTRATION EXPENSES.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (on the National Market System if the Company so qualifies).

         (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration (in the case of a Demand Registration) and the holders of a majority of the Registrable Securities included in such registration (in the case of a Piggyback Registration).

         (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

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         6.   INDEMNIFICATION.

         (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls, is controlled by or is under common control with such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of any federal, state or common law risk applicable to the Company and relating to action required of or inaction by the Company in connection with such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder that it is for use in the preparation of such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but any failure to so notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party unless such failure shall materially adversely affect the defense of such claim) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld) . An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in such proportion as is appropriate to reflect the relative benefits received by, and the relative fault of, the Company and such indemnified party in the event the Company's indemnification is unavailable for any reason.

         7.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any overallotment or "green shoe" option requested by the managing underwriter(s)) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e).

         (c) In the event any registration hereunder is underwritten and the managing underwriters advise the Company in writing that in their opinion the Company's capital stock structure would adversely affect the marketability of the offering, each holder of Registrable Securities shall consent to and vote for a recapitalization, reorganization and/or exchange of the Company's capital stock into securities that the managing underwriters and the Company's Board of Directors find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided that the resulting securities reflect and are consistent with the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such underwritten offering.

         8. CURRENT PUBLIC INFORMATION. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the

Securities Act or the Securities Exchange Act, the Company will use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

         9.   DEFINITIONS.

         (a) "CLASS A COMMON" means the Company's Class A Common Stock, par value $.01 per share.

         (b) The term "CLASS B COMMON" means the Company's Class B Common Stock, par value $.01 per share.

         (c) The term "CLASS B REGISTRABLE SECURITIES" means (i) any Class B Common issued pursuant to the Recapitalization Agreement, (ii) any of the Company's common stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of the Company's Class B Common held by Persons holding securities described in clauses (i) or (ii) above. As to any particular Class B Registrable Securities, such securities will cease to be Class B Registrable Securities when they have been distributed to the public pursuant to a Public Sale. For purposes of this Agreement, a Person will be deemed to be a holder of Class B Registrable Securities whenever such Person has the right to acquire directly or indirectly such Class B Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

         (d) The term "CLASS C COMMON" means the Company's Class C Common Stock, par value $.01 per share.

         (e) The term "CLASS D-1 COMMON" means the Company's Class D-1 Common Stock, par value $.01 per share.

         (f) The term "CLASS D-2 COMMON" means the Company's Class D-2 Common Stock, par value $.01 per share.

         (g) The term "CLASS E COMMON" means the Company's Class E Common Stock, par value $.01 per share.

         (h) The term "PERSON" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or any department or agency thereof.

              The term "PUBLIC SALE" means any sale of the Company's common stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

         (i) The term "QUALIFIED PUBLIC OFFERING" means the sale in an underwritten public offering under the Securities Act of equity securities of the Company providing net proceeds to the Company and the selling equity holders of at least $20 million.

         (j) The term "REGISTRABLE SECURITIES" means (i) any Class A Common, Class B Common, Class C Common, Class D-1 Common, Class D-2 Common and Class E Common issued pursuant to the Recapitalization Agreement, (ii) any of the Company's common stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of the Company's common stock held by Persons holding securities described in clauses (i) or (ii) above (other than any such shares which have been previously distributed pursuant to a Public Sale). As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a Public Sale. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

         (k) The term "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         (l) The term "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

         (m) The term "SECURITIES EXCHANGE ACt" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

         (n) The term "STOCKHOLDERS AGREEMENT" means the Investor Stockholder Agreement, of even date herewith, entered into by and among the Company and the Investors.

         (o) The term "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that

Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control a majority of the managers or general partners of such limited liability company, partnership, association or other business entity.

         (p) The term "WARRANT" means the warrant issued pursuant to the Warrant Agreement by and between J.L. French Automotive Castings, Inc. and U.S. Bank Trust National Association dated on the date hereof.

         (q) The term "WARRANT REGISTRABLE SECURITIES" means (i) any Registrable Security held by holders of the Warrant, (ii) any of the Company's common stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of the Company's common stock held by Persons holding securities described in clauses (i) or (ii) above. As to any particular Warrant Registrable Securities, such securities will cease to be Warrant Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Warrant Registrable Securities whenever such Person has the right to acquire directly or indirectly such Warrant Registrable Securities (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

         Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Recapitalization Agreement.

         10.  MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

         (c) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of at least a majority of the Registrable Securities. To the extent that any amendment or waiver of this Agreement disproportionately and adversely affects the rights of the holders of any class of Registrable Securities relative to rights of the holders of any other class of Registrable Securities, the prior written consent of the holders of at least a majority of the disproportionately and adversely affected class of Registrable Securities shall be required to effect such amendment or waiver. To the extent that any amendment or waiver adversely affects the rights of the holders of Class B Registrable Securities, the prior written consent of the holders of at least a majority of the Class B Registrable Securities will be required.

         (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

         (f) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

         (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (i) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Delaware.

         (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Investors and to the Company at the addresses specified for notices in the Recapitalization Agreement or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

                           IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the date first written above.

                                J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

                                By: Thomas C. Dinolfo
                                Its:
                                    --------------------------------------

                                ONEX American Holdings LLC

                                By: /s/ Eric J. Rosen
                                Its:
                                    --------------------------------------
                                J2R PARTNERS III

                                By: /s/ Carl E. Nelson
                                Its:
                                    --------------------------------------

                                BANCAMERICA CAPITAL INVESTORS II, L.P.
                                By:  BancAmerica Capital Management II, L.P.
                                Its:  General Partner

                                By:  BACM II, GP, LLC
                                Its:  General Partner

                                By: Signature Illegible
                                Its:  Authorized Member

                                THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY

                                By: /s/ Jerome R. Baier
                                Its:______________________________________

                                NORWEST EQUITY CAPITAL, L.L.C.
                                By:  Itasca NEC, L.L.C., Managing Member

                                By: Signature Illegible

                                ROBERT W. BAIRD & CO. INCORPORATED

                                By: Signature Illegible
                                Its:
                                    -------------------------------------
                                BCP II AFFILIATES FUND LIMITED
                                PARTNERSHIP
                                By:  Robert W. Baird & Co. Incorporated
                                Its:  General Partner

                                By: Signature Illegible
                                Its:
                                    -------------------------------------
                                BAIRD CAPITAL PARTNERS II LIMITED
                                PARTNERSHIP
                                By: Baird Capital Partners Management Company, L.L.C.
                                Its:  General Partner

                                By: Signature Illegible
                                Its:
                                    -------------------------------------
                                RANDOLPH STREET PARTNERS II

                                By: Signature Illegible
                                Its:
                                    -------------------------------------
                                WINDWARD/METROPOLITAN, L.L.C.

                                By: /s/ Gary L. Swenson
                                Its:
                                    -------------------------------------
                                WINDWARD/PARK WACI, L.L.C.

                                By: /s/ Gary L. Swenson
                                Its:
                                    -------------------------------------

                                -----------------------------------------
                                /s/ Charles M. Waldon

                                ------------------------------------------
                                /s/ S.A. Johnson


                                ------------------------------------------
                                /s/ Dugald K. Campbell


                                ------------------------------------------
                                /s/ Karl F. Storrie


                                ------------------------------------------
                                /s/ Scott D. Rued


                                ------------------------------------------
                                /s/ Robert R. Hibbs


                                ------------------------------------------
                                /s/ Carl E. Nelson


                                ------------------------------------------
                                /s/ David J. Huls


                                ------------------------------------------
                                /s/ Mary L. Johnson


                                ------------------------------------------
                                /s/ Judith A. Vijums


                                ------------------------------------------
                                /s/ Dan F. Moorse

                                U.S. BANK TRUST NATIONAL ASSOCIATION

                                By: Signature Illegible
                                Its:
                                    -------------------------------------

                                   SCHEDULE A

                                    INVESTORS


ONEX American Holdings LLC, a Wyoming limited liability company

J2R Partners III a Minnesota general partnership

BancAmerica Capital Investors II, L.P.

The Northwestern Mutual Life Insurance company

Robert W. Baird & Co. Incorporated

BCP II Affiliates Fund Limited Partnership

Baird Capital Partners II Limited Partnership

Norwest Equity Capital, L.L.C.

Windward/Metropolitan, L.L.C.

Windward/Park WACI, L.L.C.

Charles M. Waldon